Exhibit 99.1 Highlighting New Data from Our Neuroimmunology Franchise at AAN April 22, 2026 ©2026 Kyverna Therapeutics, Inc.

Disclaimer and Forward-Looking Statements This presentation contains forward-looking statements that are based on management’s beliefs and assumptions and information currently available to management of Kyverna Therapeutics, Inc. (“Kyverna”, “we”, “our,” or the “Company”). All statements other than statements of historical facts contained in this presentation are forward-looking statements. Forward looking statements include, but are not limited to, statements concerning: the Company’s future results of operations and financial position, business strategy, drug candidates, planned preclinical studies and clinical trials, results of preclinical studies, named-patient access data, ongoing clinical trials, research and development costs, plans for manufacturing, regulatory approvals, timing and likelihood of success, as well as plans and objectives of management for future operations. These forward-looking statements are subject to risks and uncertainties, including the factors described under the Risk Factors section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that the Company has filed or may subsequently file with the U.S. Securities and Exchange Commission. Actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. When evaluating Kyverna’s business and prospects, careful consideration should be given to these risks and uncertainties. These statements speak only as of the date of this presentation, and Kyverna undertakes no obligation to update or revise these statements. This presentation also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight on such estimates. We have not independently verified the accuracy or completeness of such information, and we do not take any responsibility for the accuracy or completeness of such information. This presentation contains references to trademarks and marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. The Company does not intend its use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of the Company by any other companies. This presentation includes results from named-patient basis access. Similar to expanded access or compassionate use in the United States, “IH” or “Individueller Heilversuch,” also known as “named-patient basis access,” is a regulatory scheme in Germany that allows for the supply of a treatment that has not received marketing authorization for an individual patient in response to a request by the treating physician on behalf of the named patient. This option can be pursued for the expected benefit of a patient who has exhausted all available treatment options, under the discretion of the treating physician, with the patient’s consent. The use of miv-cel in the IH settings is not a substitute for, or intended to replace, our clinical trials. The goal is not to assess the effectiveness of a therapy, but rather to provide an individual patient with a possible efficacious approach when all other treatment options have failed, as determined by the patient’s physician. While we do not expect to be able to use the results from these activities as the basis for approval in our applications for marketing approval to the U.S. Food and Drug Administration (FDA) or other foreign regulatory agencies, we believe such activities may provide additional clinical insights beyond highly focused clinical trials in specific geographies. ©2026 Kyverna Therapeutics, Inc. 2

Today’s Agenda Speakers Solidifying our Leadership in Autoimmune CAR T Stiff Person Syndrome (SPS) – Primary Analysis Review Warner Biddle Naji Gehchan, M.D., MSc, MBA Chief Executive Officer Chief Medical & Development Officer Generalized Myasthenia Gravis (gMG) – Phase 2 Data Update Advancing Valuable Market Opportunity in SPS Amanda Piquet, M.D., FAAN Sri Muppidi M.D. University of Colorado Anschutz Stanford Medicine Céline Dion Foundation Endowed Chair Q&A ©2026 Kyverna Therapeutics, Inc. 3

Positioned to Deliver the First Approved Autoimmune CAR T, Miv-cel Lead indications, SPS and gMG, addressing significant unmet medical need Transformative clinical results reinforce potential to change the treatment paradigm by delivering drug-free, disease-free remission with a single dose BLA submission preparations underway for SPS, a valuable commercial opportunity Phase 3 gMG trial paves way to significant market opportunity underpinned by miv-cel’s differentiated clinical profile ©2026 Kyverna Therapeutics, Inc. 4

New Data Reinforce Kyverna's Differentiated Neuroimmunology Franchise Opportunity

SPS Registrational Primary Analysis

Further supports path to approval & confidence in launch

- ✓ **Statistically significant, durable clinical benefit across all endpoints, with reversal of disability scores**
- ✓ **New secondary endpoint results and translational data** demonstrate **full spectrum** of miv-cel clinical benefit

gMG Phase 2 Longer-Term Follow-Up

Further supports confidence in Phase 3 Trial

- ✓ **Even deeper** responses as data mature, with **durability out to 52 weeks**
- ✓ **100%** of patients **achieved clinically meaningful response across MG-ADL, QMG, and MGC**
- ✓ **Majority** of patients **achieved MSE**

100% free of immunotherapies and a well-tolerated safety profile

SPS – 100% free of immunotherapies for SPS as of Week 16 and through last follow-up. gMG – 100% free of immunotherapies, including NSISTs, high-dose steroids (>10 mg), and FcRn and complement inhibitors up to 24 weeks.
MG-ADL, myasthenia gravis Activities of Daily Living; MGC, Myasthenia Gravis Composite; MSE, minimal symptom expression; QMG, Quantitative Myasthenia Gravis.

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Miv-cel: Potential First-in-Class and Best-in-Class CAR T Designed for Potency & Tolerability

Mivocabtagene Autoleucel (miv-cel)[1,2]

Fully Human Autologous CD19 CAR T
With CD28 Costim



Anti-CD19 scFv
CD8α Hinge
CD8α TM
CD28 Costim
CD3ζ

- **More than 100** patients dosed with miv-cel across multiple indications[3]
- **Deep and broad depletion of peripheral- and tissue-resident B cells to support broad immune reset and durable remission[4,5]**
- **No high-grade CRS or ICANS[3]**
- First SPS and gMG patients treated with a single dose of miv-cel achieved **durable efficacy beyond 24 months without the need for chronic immunotherapies[6]**

CRS, cytokine release syndrome; Costim, co-stimulation; gMG, generalized myasthenia gravis; ICANS, immune effector cell-associated neurotoxicity syndrome; scFv, single-chain fragment variable; TM, transmembrane.
1. Brudno JN, et al. *Nat Med.* 2020;26:270-280. 2. Alabanza L, et al. *Mol Ther.* 2017;25:2452-2465. 3.Data on file, Kyverna Therapeutics. 4. Minopoulou I, et al. *Ann Rheum Dis.*2025;84(3):e4-e7. 5. Albach FN, et al. *Rheumatology*. 2025;64(6):4075-4077. 6. Named patient access data, Kyverna Therapeutics.

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SPS – Primary Analysis Results from KYSA-8 Registrational Trial Naji Gehchan, M.D., MSc, MBA – Chief Medical and Development Officer Amanda Piquet, M.D., FAAN – University of Colorado Anschutz, Céline Dion Foundation Endowed Chair ©2026 Kyverna Therapeutics, Inc.

SPS is a Debilitating, Progressive Autoimmune Disease with No FDA-Approved Therapies

- **SPS impacts the inhibitory signaling pathways,** which are the body's braking system and the **target of autoantibodies** produced by B cells in SPS[1,2]
- Symptoms characterized by **muscle stiffness** and **painful muscle spasms**, impacting mobility[1-3]
- **Inadequate response** with off-label symptomatic and immunomodulatory therapies[1,2,5]

Devastating Impact on Patients

80% of patients lose mobility, needing walking aid assistance or wheelchair[1-3]

Only ~19% of patients remained able to work after 4 years[4]

"Freezing attacks" and sudden falls requiring ER care[1,2]

Risk of **permanent disability** and **increased mortality**[3]

ER, emergency room.

1. Rakocevic G, et al. *BMC Neurol.* 2019;19:1. 2. Dalakas MC. *Nat Rev Neurol.* 2024;20(10):587-601. 3. Duddy ME, Baker MR. *Front Neurol Neurosci.* 2009;26:147-165. 4.NCBI. https://www.ncbi.nlm.nih.gov/sites/books/NBK573078/
5. Dalakas MC. *Neurol Neuroimmunol Neuroinflamm.* 2023;10(3):e200109.

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SPS Natural History Study Reinforces Significant Unmet Medical Need Large, multicenter, retrospective study assessing T25FW in patients with SPS (n=153) Key Takeaways • Majority of patients had no or limited (<20%) improvement in T25FW • Disability (mRS) did not improve over time • Walking aid use increased over time • All patients treated with off-label immunomodulators or symptomatic medication Study Contextualizes Transformative Miv-cel Data and Supports the T25FW as a Valid Longitudinal Measure of Mobility in SPS Newsome SD, et al. Presented at the 2026 AAN Annual Meeting [abstract 966]. ©2026 Kyverna Therapeutics, Inc. 10

Registrational Trial Designed to Support Path to BLA

Received Both ODD and RMAT Designations

KYSA-8: Open-label, single-arm, multicenter study

N = 26

- Age 18 to 75 years
- Diagnosis of SPS
- Inadequate response to immunomodulatory therapy
- Stiffness index ≥2

Miv-cel
Low-Dose Cy/Flu lymphodepletion
+
Single infusion of $1{\times}10^8$ CAR T cells

SPS immunotherapies are discontinued

Primary endpoints:

- Change from baseline in T25FW at 16 weeks
- Safety

Secondary endpoints: change from baseline at 16 weeks

- Modified Rankin Scale (mRS)
- Distribution of Stiffness Index (DSI)
- Hauser Ambulation Index (HAI)
- Heightened Sensitivity Scale (HSS)

One-year Follow Up

Rapid Clinical Enrollment Underscores Significant Unmet Need and Kyverna's Ability to Execute

Cy/Flu, cyclophosphamide and fludarabine; ODD, Orphan Drug Designation; RMAT, Regenerative Medicine Advanced Therapy; T25FW, timed 25-foot walk test.

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©2026 Kyverna Therapeutics, Inc.

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Primary Endpoint Outcome Assesses Impact of SPS on Walking Ability Timed 25-Foot Walk (T25FW) 20% improvement 1 • Validated tool to assess walking ability considered clinically 2 1 • Used to evaluate stiffness and loss of mobility in SPS meaningful 3 • Healthy adults can perform the T25FW in ~4-5 seconds T25FW = Average of 2 Walks FIRST WALK TURN AROUND SECOND WALK 25 FEET START/STOP START/STOP 1. Hobart J, et al. Neurology. 2013; 80: 1509-1517. 2. Newsome SD and Johnson T J. Neuroimmunol. 2022;369:577915. 3. Motl RW, et al. Mult Scler J. 2017; 23(5): 704-710. ©2026 Kyverna Therapeutics, Inc. 12

Secondary Endpoint Outcomes Assess Extent of Disability and SPS-Specific Symptoms Modified Rankin Degree of 0 1 2 3 4 5 6 1 disability No symptoms Nonsignificant Slight Moderate Severe Death Moderately Scale (mRS) Disability Disability Disability Disability Severe Disability Hauser Time and degree of assistance to Ambulation 0 1 2 3 4 5 6 7 8 9 2 No symptoms Fatigue Abnormal gait No Support Unilateral Unilateral Bilateral Cannot walk Restricted to Restricted to complete T25FW T25FW ≤10s T25FW ≤20s support support support 25ft WC WC * † Index (HAI) T25FW ≤20s T25FW >20s T25FW >20s Frequent WC Can self No self transfer use transfer Distribution-of- Muscle stiffness across body 1 point for each stiff body region (0-6) Stiffness 3,4 regions Index (DSI) Number of Heightened triggers of 1 point for each trigger/stimulus (1-7) Sensitivity Scale muscle 3,4 (HSS) spasms T25FW, timed 25-foot walk; WC, wheelchair. 1. van Swietin JC, et al. Stroke. 1988; 19(5): 604-607. 2. Hauser SL, et al. New Engl J Med. 1983; 308(4): 173-180. 3. Dalakas MC, et al. N Engl J Med. 2001; 345(26): 1870-1876. 4. Dalakas MC, et al. Ann Neurol. 2017; 82(2): 271-277. ©2026 Kyverna Therapeutics, Inc. 13

Primary Endpoint Met: Significant Improvement in T25FW 46% Median Improvement at Week 16 Significant T25FW Improvement and Reduced Walking Aid Use • 81% of patients achieved clinically meaningful improvement (≥20% 1 reduction from baseline) • 31% completed T25FW in <5 seconds; P = .0003 2 typical time for healthy adults • Of the 12 patients requiring a walking aid for T25FW at baseline, 67% (8/12) no longer needed assistance at week 16 • As of week 16 and through last follow- Baseline 35 None 54 12 up, all 26 (100%) patients remained n=26 Week 16 Unilateral 85 4 12 free of immunomodulatory or n=26 Bilateral 0 20 40 60 80 100 immunosuppressant therapies for SPS* Patients, % *Includes Includes IVIg/SCIg, PLEX, rituximab and/or prednisone (≥20 mg/day) for SPS symptoms. Data cutoff: 26Nov2025. Percentages may total more than 100% due to rounding. BL, baseline; T25FW, timed 25-foot walk. 14 1. Hobart J, et al. Neurology. 2013;80(16):1509-17. 2. Motl RW, et al. Mult Scler. 2017;23(5):704-710.

Secondary Endpoints Met: Miv-cel Achieved Significant (P < .0001) Improvements in Disability, Mobility, Stiffness, and Hypersensitivity Modified Rankin Scale Hauser Ambulation Index 0 1 2 3 4 5 6 0 1 2 3 4 5 6 7 8 9 • Significant (P < .0001) mean improvements in mRS and HAI of -0.8 (SD, 0.86) and -1.6 (1.13) and SPS- specific measures, DSI and HSS, of -1.5 (1.75) and -3.2 (2.01), respectively • 96% of patients (25/26) had improvement in ≥1 primary or secondary efficacy endpoint Data cutoff: 26Nov2025. Percentages may total more than 100% due to rounding. 15 BL, baseline; DSI, Distribution-of-Stiffness Index; HAI, Hauser Ambulation Scale; HSS, Heightened Sensitivity Scale; mRS, Modified Rankin Scale; wk, week.

Additional Efficacy Measures: Substantial Improvements in Physical and Mental Functioning

6-Minute Walk Test (MWT): >4-fold improvement over clinical minimally important change[1]



89-meter
median improvement at week 16
Minimally Important Change
Change from Baseline in 6-MWT, m (Median [Interquartile Range])
220
200
180
160
140
120
100
80
60
40
20
0
-20
BL
4
8
12
16
20
24
n=
26
25
25
26
26
16
Visit, weeks post-infusion

36-Item Short Form Health Survey (SF-36): Week 16 scores comparable to healthy adults for most domains[2,3]



Physical Functioning
Role Physical
Bodily Pain
General Health
Vitality
Social Functioning
Role Emotional
Mental Health
Baseline
Week 16
Healthy Adult

Data cutoff: 26Nov2025.

1. Oosterveer DM, et al. *Mult Scler Relat Disord*. 2022;57:103438. 2. Maglinte GA, et al. *J Clin Epidemiol*. 2012;65(5):497-502. 3. Wu Q, et al. *Medicine (Baltimore)*. 2023;102(24):e33979.

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Robust Miv-cel Expansion Led to Complete Peripheral B-cell Depletion and Significant Reductions in Autoantibody Titers Robust CAR T-cell Expansion Deep B-cell Depletion Reduced GAD65-IgG P < .0001 Median Median 56% IQR IQR median reduction 750 500 250 0 Baseline Week 16 n=20 n=20 • CAR-positive T cells peaked by day 14 • 54% of patients had B-cell • GAD65-IgG was reduced reconstitution by week 16 in 19/20 patients with ≥20 nM GAD65 at baseline • Efficacy was maintained with B-cell reconstitution Data cutoff: 26Nov2025. Box and whisker plots showing median line (dark line), and interquartile range (box), and min/max (bars). 17 CAR, chimeric antigen receptor; IgG, immunoglobulin G; GAD65, glutamic acid decarboxylase 65. GAD65-IgG by RIA, nmol/L

Miv-cel Treatment Induced Markers of Broad Immune Reset



B-Cell Phenotypes
Naïve
P = .0098
IgD+, CD27− B cells, %
100
75
50
25
0
Baseline
n=10
Recovery
n=10
Non-Class Switched Memory
P = .0703
IgD+, CD27+ B cells, %
4
2
0
Baseline
n=10
Recovery
n=10
Class Switched Memory
P = .0039
IgD−, CD27+ B cells, %
40
30
20
10
0
Baseline
n=10
Recovery
n=10



Regulatory T Cells
P < .0001
CD25hi, CD127 low CD4+ T cells, %
20
15
10
5
0
Baseline
n=23
Week 16
n=23

- Newly emerging B-cell population showed significantly increased naïve phenotype with concomitant decrease in memory phenotype
- Significant increase in regulatory T cells at week 16

Data cutoff: 26Nov2025. Box and whisker plots showing median line (dark line), and interquartile range (box), and min/max (bars).
IgD, immunoglobulin D.

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Miv-cel Demonstrated a Well-Tolerated Safety Profile • No high-grade CRS or ICANS observed Treatment-Related Adverse N=26 Events, n (%) • Most common treatment-related AEs were CRS (92%), fatigue (54%), diarrhea (38%), and CRS (any Grade) 24 (92) headache (31%) 10 (38) Grade 1 • 4 patients had Grade 3/4 neutropenia, an expected AE with lymphodepletion and CAR T-cell therapies Grade 2 14 (54) − All events were manageable with treatment including 3 (12) ICANS (any Grade) G-CSF, fully resolved in 3 patients (median duration of 85 days), and was ongoing in 1 patient Grade 1 3 (12) − No serious infections associated with neutropenia 4 (15) Grade 3/4 neutropenia • Treatment-related serious AEs occurred in 3 patients; Any treatment-related serious AE 3 (12) all fully resolved without sequalae Data cutoff: 26Nov2025 CRS and ICANS graded using ASTCT criteria; other AEs graded using CTCAE criteria. 19 AE, adverse event; ASTCT, American Society for Transplantation and Cellular Therapy; CAR, chimeric antigen receptor; CTCAE, Common Terminology Criteria for Adverse Events; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; LD, lymphodepletion.

Potential to Achieve Durable, Drug-Free, Disease-Free Remission and Reverse Disability In KYSA-8 trial, a single dose of miv-cel resulted in: Significant, robust, rapid improvements in mobility, disability, stiffness, and hypersensitivity 100% free of immunomodulatory or immunosuppressive therapies for SPS as of last follow-up A consistent, well-tolerated, and manageable safety profile, with the potential for outpatient administration Sustained clinical benefit following deep B-cell depletion and broad immune reset ©2026 Kyverna Therapeutics, Inc. 20

gMG – Updated Data from Phase 2 KYSA-6 Trial Naji Gehchan, M.D., MSc, MBA – Chief Medical and Development Officer Sri Muppidi, M.D. – Stanford University ©2026 Kyverna Therapeutics, Inc.

Despite Available Treatment Options, High Disease Burden Remains in Generalized Myasthenia Gravis

- gMG is a B-cell and antibody-mediated neuromuscular autoimmune disease that causes fluctuating muscle weakness and fatigue[1,2]

Novel therapies are needed that minimize or eliminate symptoms of disease while reducing risks associated with chronic immunosuppression

Current State of Treatment for Patients With gMG

- Inadequate symptom control[3,4]
- Few reach minimal symptom expression (MSE)[1,5-6]
- Majority require ongoing immunosuppressant therapy[1-4]
- Costly and chronic treatment options[1,7]

1. Howard Jr JF, et al. *Lancet Neurol*. 2021;20(7):526-536. 2. Vu T, et al. *NEJM Evid*. 2022;1(5):EVIDoa2100066. 3. DeHart-McCoyle M, et al. BMJ Med. 2023;2(1):e000241. 4. Dewilde S, et al. *BMJ Open*. 2023;13(1):e066445. 5. AstraZeneca. ULTOMIRIS® efficacy data from CHAMPION-MG. https://ultomirishcp.com/gmg/efficacy. Accessed 20 Aug 2025. 6. Vu T, et al. AAN 2025. S34.002. 7. Data on File, Kyverna Therapeutics.

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KYSA-6: Phase 2/3 Study of Miv-cel in gMG Phase 2 design: Open-label, single-arm, multicenter study N = 7 • Age 18 to 75 years Miv-cel Primary endpoints • Diagnosis of gMG, Class IIB-IV per MGFA • MG-ADL at 24 weeks criteria Low-Dose Cy/Flu • Adverse events • Autoantibodies to AChR, 18-month lymphodepletion MuSK, or LRP4 + follow up Key secondary endpoints • MG-ADL ≥6 Single infusion of • QMG and MGC scores 8 1×10 CAR T cells • Failed ≥2 immunosuppressive/ • PK/PD immunomodulatory therapies OR failed ≥1 immunosuppressive therapy and required chronic plasmapheresis or IVIg to control symptoms MG immunotherapies are discontinued Longer-Term Follow-Up Data Cut Off as of February 25, 2026 AchR, acetylcholine receptor; Cy/Flu, cyclophosphamide and fludarabine; IVIg, Intravenous Immunoglobulin; LRP4, low-density lipoprotein receptor-related protein 4; MG-ADL, myasthenia gravis Activities of Daily Living; MGC, Myasthenia Gravis Composite; MGFA, Myasthenia Gravis Foundation of America; MuSK, muscle-specific kinase; PD, Pharmacodynamics; PK, Pharmacokinetics; ©2026 Kyverna Therapeutics, Inc. 24 QMG, Quantitative Myasthenia Gravis.

Miv-cel Demonstrated Rapid and Robust Reductions in MG-ADL and QMG Sustained Out to 52 Weeks MG-ADL score QMG score Change from BL Change from BL Baseline Baseline Week 2 Week 24 Week 2 Week 24 Mean MG-ADL 10.6 –6.4 –8.5 Mean QMG 16.9 –8.6 –11.3 Data cutoff: February 25, 2026. 25 BL, baseline; MG-ADL, myasthenia gravis activities of daily living; QMG, quantitative myasthenia gravis.

After a Single Dose of Miv-cel, Patients Achieved Substantial and Clinically Meaningful Reductions in MG Outcome Scores and Treatment Burden

Substantially improved clinical outcomes

MG-ADL

100% had clinically meaningful response
(≥2-point reduction vs baseline)

100% were responders
(≥3-point reduction vs baseline)

57% reached MSE at last follow-up
(MG-ADL score of 0-1)

QMG

100% had clinically meaningful response
(≥3-point reduction vs baseline)

MGC

100% had clinically meaningful response
(≥3-point reduction vs baseline)
–16.0 mean reduction at 24 weeks

Substantially reduced MG treatment burden

100% free of immunotherapies, including NSISTs, high-dose steroids (>10 mg), and FcRn and complement inhibitors up to 24 weeks
6 of 7 patients remained free of these agents at last follow-up

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Data cutoff: February 25, 2026.
BL, baseline; FcRn, neonatal fragment crystallizable receptor; MG-ADL, myasthenia gravis activities of daily living; MGC, Myasthenia Gravis Composite; MSE, minimal symptom expression; NSIST, nonsteroidal immunosuppressive therapy; QMG, quantitative myasthenia gravis.

Miv-cel Demonstrated a Well-Tolerated Safety Profile

Treatment-related AEs, n (%)	Patients (n=7)
CRS (any grade)	7 (100)
Grade 1	5 (71)
Grade 2	2 (29)
ICANS (any grade)	0 (0)
Grade 3/4 events	3 (43)
Neutropenia	2 (29)
Lymphopenia	1 (14)
Lymphocyte count decreased	1 (14)
SAE (any grade)[a]	0 (0)

- **No high-grade CRS and no ICANS observed**
- CRS was low-grade and manageable in all patients
  - 5 of 7 patients only experienced fever (grade 1 CRS)
- 2 patients with Grade 3/4 treatment-related AEs of neutropenia; an expected AE with lymphodepletion and CAR T-cell therapies; neither was associated with infections
  - 1 patient had transient Grade 4 neutropenia that resolved within 10 days post-infusion
  - 1 patient had Grade 4 neutropenia was manageable with G-CSF, and resolved within 2 months post-infusion

Data cutoff: February 25, 2026.
[a]After the prior data cut (October 3, 2025), a previously reported treatment-related SAE was reclassified by the Investigator as 'not serious', reflecting his clinical assessment of the AE per protocol-defined seriousness criteria.
CRS and ICANS graded using ASTCT criteria; other AEs graded using CTCAE criteria.
AE, adverse event; ASTCT, American Society for Transplantation and Cellular Therapy; CAR, chimeric antigen receptor; CTCAE, Common Terminology Criteria for Adverse Events; CRS, cytokine release syndrome; DLT, dose-limiting toxicity; G-CSF, granulocyte colony-stimulating factor; ICANS, immune effector cell-associated neurotoxicity syndrome; LD, lymphodepletion; SAE, serious adverse event; TEAE, treatment-emergent adverse event.

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Robust CAR T-cell Expansion Led to Deep B-cell Depletion Robust CAR T-cell expansion Deep B-cell depletion • B-cell recovery was detected in 2 patients at weeks 12 and 16, respectively Data cutoff: February 25, 2026. 28 BL, baseline.

Miv-cel Reduced Autoantibody Levels While Preserving Humoral Immune Responses Reduction of autoantibodies Preservation of humoral immunity Autoantibody Ref Range BL Last visit (Wk) AChR, nmol/L Neg: ≤ 0.3 5.6 0.8 (Wk 52) 20 AChR, nmol/L Neg: ≤ 0.3 71.5 0.7 (Wk 52) MuSK, 1:X Neg: < 1:10 1:1280 1:10 (Wk 12) 0 -25 -50 -75 -100 AChR MuSK BL0 6 12 18 24 30 36 42 48 52 Visit, weeks post-infusion Data cutoff: February 25, 2026. Humoral immunity data was not available for patient 7; dashed line on humoral immunity graph shows the threshold above which indicates prior exposure or vaccination. 29 AChR, acetylcholine receptor; BL, baseline; IgG, immunoglobulin G; MuSK, muscle-specific kinase; neg, negative value; Ref, reference; Wk, week.. Autoantibodies Percent Change from Baseline, %

Potential to Change the gMG Treatment Paradigm by Delivering Durable, Drug-Free, Disease-Free Remission In KYSA-6 trial, a single dose of miv-cel resulted in: Robust, rapid, and sustained improvements regardless of prior biologic exposure 100% free of immunotherapies, including NSISTs, high-dose steroids (>10 mg), and FcRn and complement inhibitors up to 24 weeks Consistent, well-tolerated, and manageable safety profile with no high-grade CRS or ICANS Evidence of immune reset and preserved humoral immunity CRS, cytokine release syndrome; FcRn, neonatal fragment crystallizable receptor; ICANS, immune effector cell-associated neurotoxicity syndrome; NSIST, nonsteroidal immunosuppressive therapy. ©2026 Kyverna Therapeutics, Inc. 30

Phase 3 Trial Advancing with First Patients Enrolled and 14 Sites Activated Globally ~60-patient, global, open-label, randomized controlled Phase 2/3 trial with crossover design Co-Primary Endpoints (MG-ADL & QMG) Miv-cel Low-Dose Cy/Flu lymphodepletion + Screening, 8 Single infusion of 1×10 CAR T cells Follow Up N = ~60 washout, MG immunotherapies are discontinued apheresis, and Randomized Miv-cel resume standard 1:1 Follow Up Standard of Care Crossover of care Traditional agents or complement pathway inhibitors 24 weeks Baseline 18 Measurement Months Standard of care may consist of traditional agents (e.g., prednisone, azathioprine, mycophenolate, methotrexate, chronic IVIG/PLEX) or complement pathway inhibitors (e.g., eculizumab, ravulizumab). Anti-CD20 or -CD19 monoclonal antibodies or FcRn inhibitors not allowed as defined in inclusion criteria. Cy/Flu, cyclophosphamide and fludarabine; FcRn, neonatal fragment crystallizable receptor; IVIG, Intravenous Immunoglobulin; MG-ADL, myasthenia gravis activities of daily living; PLEX, plasma exchange; QMG, quantitative myasthenia gravis score.  ©2026 Kyverna Therapeutics, Inc. 31

Single Dose Miv-cel Achieved Unprecedented gMG Clinical Outcomes Approved Investigational* All other therapies require chronic background immunotherapies Miv-cel FcRn Complement CD19 BCMA mRNA 1 2,3 4 5 Inhibitor Inhibitor mAb CAR T CD19 CAR T VYVGART® ULTOMIRIS® UPLIZNA® Descartes-08 (KYSA-6, n=6) 4 weeks 6 months 6 months 3 months 6 months Primary Endpoint MG-ADL Reduction ~4.6 3.1 4.2 4.1 8.5 Depth of Response Mean reduction from baseline to primary endpoint QMG Reduction ~6.2 2.8 4.8 3.9 11.3 (non-placebo adjusted) % Responders ~73% ~57% 69% 64% 100% Patients with ≥3-point MG-ADL improvement from baseline to primary endpoint (non-placebo adjusted) Achieve Minimal Symptom Expression 40% 43% Not reported 33% 57% (MSE) At any point before At any point before primary endpoint 6 months to 1 year % of patients achieving MG-ADL of 0 or 1 primary endpoint Note: These observations are derived from separate clinical settings; comparisons across trials are not based on head-to-head studies. BCMA, b-cell maturation antigen; FcRn, neonatal fragment crystallizable receptor; mAb, monoclonal antibody; MG-ADL, myasthenia gravis activities of daily living; mRNA, messenger RNA; QMG, quantitative myasthenia gravis score. *Under investigation in gMG. © 2025 Kyverna Therapeutics, Inc. | Confidential – Internal Use Only 32 1. Howard Jr JF, et al. Lancet Neurol. 2021;20(7):526-536. 2. Vu T, et al. NEJM Evid. 2022;1(5):EVIDoa2100066. 3. AstraZeneca. ULTOMIRIS® efficacy data from CHAMPION-MG. https://ultomirishcp.com/gmg/efficacy. Accessed 20 Aug 2025. 4. Nowak RJ, et al. N Engl J Med. 2025;392(23):2309-2320. 5. Vu T, et al. Nat Med. 2026;32:1131-1141.

Advancing Valuable Market Opportunity in SPS Warner Biddle – Chief Executive Officer ©2026 Kyverna Therapeutics, Inc.

Miv-cel: Potential to Be First and Only Approved Therapy in SPS with Patients Ready for an Effective Treatment Option

~6k

U.S. Diagnosed SPS Patients[1,2]

Miv-cel Addressable Market[2,3]

Initial Priority

~2.0 to 2.5k Patients

30-40% of total diagnosed

Patients treated with off-label immunotherapy*

Total Miv-cel Addressable Market

~5.5k Patients

90% of total diagnosed

Patients treated with symptomatic therapies

*Immunotherapy defined as off-label immunosuppressants (e.g., prednisone), rituximab and/or IVIg.
IVIg, intravenous immunoglobulin.

1. Crane PD, et al. *Neurology*. 2024;103(12):e210078. 2. Analysis of 2024 Komodo U.S. Claims Data.
3. Kyverna Patient Journey and Demand Study (data on file).

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©2026 Kyverna Therapeutics, Inc.

SPS Treaters Show Strong Enthusiasm for Early Adoption of Miv-cel Survey of 20 high volume Product profile based on SPS treaters in U.S. miv-cel topline data 80% view efficacy data 90% view profile as 85% would use miv-cel and one-time treatment compelling versus current for moderate-to-severe as key attributes treatment options patients at launch Source: February 2025 Demand and Patient Journey Research; February 2026 Demand Survey. ©2026 Kyverna Therapeutics, Inc. 35

Focused Launch Strategy Targets ~10 High-Value SPS Centers

✓ **SPS Leadership**	• Thought leaders / high-volume treaters • Institutional support for miv-cel
✓ **Addressable Patients**	• Existing patients ready at center • Strong referral network
✓ **CAR T Expertise**	• Commercial CAR T experience • Accreditation
✓ **Economic Potential**	• Robust inpatient and outpatient models • Commercial payer and Medicare dynamics

Meaningful Portion of Immediately Addressable Patients at ~10 Centers

PPS, Prospective Payment System.

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kyverna

Kyverna: Delivering the Curative Potential of CAR T in Autoimmune Diseases Best-in-Class Profile CAR T Leadership Focused Strategy Demonstrated durable drug- Potentially first approved Neuroimmunology-led free, disease-free remission autoimmune CAR T franchise Pipeline-in-a-Product Strong Financial Position Valuable Commercial Clinical data supports Supporting SPS BLA submission, Opportunity in SPS expansion into broader anticipated commercial launch Immediately addressable indications and gMG Phase 3 trial market and premium pricing potential ©2026 Kyverna Therapeutics, Inc. 37

Warner Biddle Marc Grasso, M.D. Naji Gehchan, M.D., MSc, MBA Chief Executive Officer Chief Financial Officer Chief Medical & Development Officer Q&A Amanda Piquet, M.D., FAAN Sri Muppidi M.D. University of Colorado Anschutz Stanford Medicine Céline Dion Foundation Endowed Chair ©2026 Kyverna Therapeutics, Inc.